Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-J

KEY PERFORMANCE FACTORS
October 31, 1997



        Expected B Maturity
10/15/03


        Blended Coupon
5.8207%



        Excess Protection Level
          3 Month Average   4.92%
          October, 1997   5.39%
          September, 1997   4.78%
          August, 1997   4.61%


        Cash Yield                                  18.37%


        Investor Charge Offs                         4.61%


        Base Rate                                    8.37%


        Over 35 Day Delinquency                      4.76%


        Seller's Interest                           13.78%


        Total Payment Rate                          14.00%


        Total Principal Balance
$31,941,631,051.83


        Investor Participation Amount
$1,000,000,000.00


        Seller Participation Amount
$4,401,496,533.34